EXHIBIT 32.1

                                   iDNA, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, James J. McNamara, Chief Executive Officer of iDNA, Inc., a Delaware
corporation (the "Registrant"), in connection with the Registrant's Annual
Report on Form 10-K for the year ended January 31, 2006, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Registrant.

/s/ James J. McNamara
-------------------------------------
Name: James J. McNamara
Title: Chief Executive Officer
Date: May 5, 2006